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                                                                   Exhibit 10.39


                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT ("Agreement") effective the 31st day of January, 1999, by and among RainTree Healthcare Corporation, a Delaware corporation, whose address is 15300 North 90th Street, Suite 100, Scottsdale, Arizona 85260 ("Pledgor"), and Norwest Bank Minnesota, National Association, whose address is Sixth & Marquette, Minneapolis, Minnesota 55479-0069 ("Pledgee").

                                   WITNESSETH:

      WHEREAS, Pledgor is the issuer of those certain 11% Senior Secured Notes due 2003 (the "Notes") pursuant to that certain Indenture dated as of January 31, 1999 (the "Indenture"), by and among Pledgor, the Guarantors (as defined in the Indenture), and Pledgee, as trustee under the Indenture;

      WHEREAS, Pledgor, as the owner of (i) 75% of the outstanding capital stock of Quest Pharmacies, Inc., an Arizona corporation ("Quest"), (ii) an option to acquire 25% of the outstanding capital stock of Quest (the "Option"), and (iii) 100% of the outstanding capital stock of Sunbelt Therapy Management Services, Inc., an Arizona corporation ("Sunbelt"), will benefit from the transactions contemplated by the Indenture and other financial accommodations derived therefrom and desires to provide the pledge contemplated by this Agreement as further consideration and inducement to the purchasers of the Notes to enter into the transactions contemplated by the Indenture.

      WHEREAS, it is a requirement under the Indenture and a condition precedent to the receipt by Pledgor of the financial accommodations thereunder that Pledgor execute and deliver this Pledge Agreement and perform hereunder.

       NOW, THEREFORE, in consideration of the foregoing, and other valuable consideration, the receipt, legal adequacy and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Pledgee as follows:

      1. Definitions. All terms used in this Agreement which are not defined herein, but are defined in the Indenture shall have the respective meanings ascribed to such terms therein. The term "Pledged Stock" as used herein shall mean and include all of the issued and outstanding shares of the capital stock or other securities in Quest and Sunbelt (i) owned by Pledgor, as listed on
Schedule 1, annexed hereto (and any supplemental schedules attached hereto or delivered to Pledgee from time to time), (ii) acquired by Pledgor upon exercise of the Option, or (iii) voting trust certificates or other documents of any kind evidencing any and all ownership or other interests of Pledgor in Quest and Sunbelt.

      2. Pledge; Rights and Remedies.

      (a) As collateral security for the due payment and performance of all indebtedness and other liabilities and obligations of Pledgor and the Guarantors, whether now existing or hereafter arising (all hereinafter called the "Obligations") provided for in the Indenture, the Notes, the Guarantee, the Collateral Documents and all instruments, agreements and documents
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executed, issued, and delivered pursuant thereto (all hereinafter called the
"Financing Documents"), Pledgor hereby pledges, assigns, hypothecates, delivers, and sets over to Pledgee, on behalf of the holders of the Notes, all of Pledgor's right, title and interest in and to the Pledged Stock, and hereby grants to Pledgee a security interest in all of its right, title and interest in and to the Pledged Stock and in the proceeds thereof.

      (b) Upon the exercise of the Option, Pledgor shall deliver to Pledgee any shares of capital stock of Quest acquired upon such exercise (the "Option Stock"), with Pledgor's endorsement when necessary, and/or appropriate stock powers duly executed in blank, to be held by Pledgee, subject to the terms hereof, as further collateral security for the Obligations. Additionally, Pledgor shall pledge, assign, hypothecate, deliver, and set over to Pledgee, on behalf of the holders of the Notes, all of Pledgor's right, title and interest in and to the Option Stock, and shall grant to Pledgee a security interest in all of its right, title and interest in and to the Option Stock and in the proceeds thereof. Upon the exercise of the Option, Pledgor shall also deliver to Pledgee a supplemental Schedule 1 to this Agreement.

      (c) If Pledgor shall become entitled to receive or shall receive any stock or voting trust certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any Pledged Stock, or otherwise, Pledgor shall accept any such instruments as Pledgee's agent, shall hold them in trust for Pledgee, and shall deliver them forthwith to Pledgee in the exact form received, with Pledgor's endorsement when necessary, and/or appropriate stock powers duly executed in blank, to be held by Pledgee, subject to the terms hereof, as further collateral security for the Obligations.

      (d) Any or all shares of the Pledged Stock held by Pledgee hereunder may, at the option of Pledgee, be registered in the name of Pledgee or its nominee as pledgee, and Pledgee or its nominee may thereafter, without notice, and after the occurrence of any Event of Default defined or specified in the Financing Documents, exercise all available voting and corporate rights at any meeting of Quest or Sunbelt and exercise any and all rights of conversion, exchange, subscription, or any other rights, privileges, or options pertaining to any of the Pledged Stock as if it were the absolute owner thereof including, without limitation, the right to receive dividends payable thereon and the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization, or other readjustment of any corporation issuing any of such securities or upon the exercise by any such issuer of any right, privilege, or option pertaining to any of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges, or options and shall not be responsible for any failure or omission to do so or delay in so doing.

      (e) In the event of the occurrence of any Event of Default defined or specified in the Financing Documents or other default or breach under the Obligations, Pledgee shall have the right to require that all cash dividends payable with respect to any part of the Pledged Stock be


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paid to Pledgee to be held by Pledgee as additional security hereunder until applied to the Obligations.

      (f) In the event of the occurrence of any Event of Default defined or specified in the Financing Documents or other default or breach under the Obligations, Pledgee, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon Pledgor or any other person or entity, including without limitation, any trustee (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate, and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, in whatever order Pledgee may select, at any exchange, broker's board or at any of Pledgee's offices of elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock shall be required to purchase the securities constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right of Pledgee or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released.

      (g) The proceeds of any collection, recovery, receipt, appropriation, realization, sale or other disposition, shall be applied as follows:

            First, to the reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care, safekeeping, or otherwise of any and all of the Pledged Stock or in any way relating to the rights of Pledgee hereunder, including reasonable attorneys' fees and legal expenses.

            Second, to the satisfaction of the Obligations in such order as set forth in the Indenture.

            Third, to the payment of any other amounts required by applicable law; and

            Fourth, to Pledgor, to the extent of the surplus proceeds, if any. Pledgee shall have no duty to account to Pledgor unless a surplus exists upon liquidation of the Pledged Stock and any other collateral.

      (h) Pledgee need not give more than five (5) business days' notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

      3. Rights of Pledgor. Unless and until an Event of Default as defined in the Financing Documents or other default or breach under the Obligations shall have occurred and be continuing, Pledgor shall be entitled:


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      (a) To vote all or any part of the Pledged Stock at any and all shareholder meetings of Quest and/or Sunbelt, as the case may be, and to execute consents in respect thereof, and to consent to, ratify, or waive notice of any or all shareholder meetings of Quest and/or Sunbelt, as the case may be, with the same force and effect as if this Pledge Agreement had not been made and, if necessary and upon the receipt of the written request from Pledgor thereof, Pledgee shall from time to time execute and deliver appropriate proxies for that purpose, provided that Pledgor covenants and agrees not to vote the Pledged Stock in a manner which would create an Event of Default or create circumstances which, with the passage of time and/or the giving of notice, would create an Event of Default under the Financing Documents, the Obligations or any other documents related thereto, and

      (b) To receive and collect or to have paid overall dividends declared or paid on the Pledged Stock, except (i) dividends or distributions constituting stock dividends, (ii) dividends or distributions in kind, or (iii) liquidating dividends (either partial or complete), provided that any and all such excepted dividends and distributions shall constitute additional collateral for the purposes of this Pledge Agreement and shall be delivered and pledged with Pledgee in accordance with Section 2(c) hereof.

      4. Representations. Pledgor represents and warrants that;

      (a) Pledgor is, as of the date hereof, the legal and beneficial owner of all of the Pledged Stock and the legal owner of the Option. The Pledged Stock represents 75% and 100%, respectively, of all of the outstanding shares of capital stock of Quest and Sunbelt, and, other than the Option and the Option Stock, there are no other securities or voting trust certificates or other documents of any kind evidencing any ownership or other interest in Quest and Sunbelt. No person or entity other than Pledgor has any subscription, warrant or other right to acquire or reserve any of the foregoing.

      (b) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable, and are owned by Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance, or any security interest in such shares or the proceeds thereof except for the security interest granted to Pledgee hereunder.

      (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be obtained or made by Pledgor either (i) for the pledge by Pledgor of the Pledged Stock pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Stock pursuant to this Agreement, subject to applicable state and federal securities laws.

      (d) Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by Pledgor is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of any material mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement,


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trust agreement, stockholder agreement, or other agreement or instrument to which Pledgor is a party or by which it is bound.

      (e) Any assignee of all or any portion of the Pledged Stock is entitled to receive payments with respect thereto without any defense, counterclaim, set-off, abatement, reduction, recoupment or other claims arising out of the action of Pledgor.

      (f) There are no actions, suits or proceedings (whether or not purportedly on behalf of Pledgor) pending or, to the knowledge of Pledgor, threatened or affecting Pledgor that involve the Pledged Stock.

      (g) All consents or approvals, if any, required as a condition precedent to or in connection with the due and valid execution, delivery and performance by Pledgor of this Agreement have been obtained, subject to applicable state and federal securities laws.

      5. Covenants.

      (a) Pledgor hereby covenants that so long as the Obligations shall be outstanding and unpaid, in whole or in part, Pledgor will not, without the prior written consent of Pledgee, sell, convey, or otherwise dispose of any shares of the Pledged Stock, the Option, the Option Stock or any interest herein, nor will Pledgor create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance, or any security interest whatsoever with respect to any of the Pledged Stock, the Option, the Option Stock or the proceeds thereof other than that created or permitted by the Financing Documents or hereby.

      (b) Pledgor warrants and will defend Pledgee's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation, or other entity.

      6. Sale of Pledged Stock. Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Pledged Stock, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Pledgee has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

      7. Cooperation. Pledgor shall at any time and from time to time, upon request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effectuate the purposes of this Pledge Agreement, including, without limitation, delivering to Pledgee on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit A annexed hereto.


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      8. General.

      (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to Pledgor.

      (b) No course of dealing between Pledgor and Pledgee, nor any failure to exercise, nor any delay in exercising, on the part of Pledgee, any right, power, or privilege, whether now existing or hereafter arising hereunder or under the Financing Documents or the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise or any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

      (c) The rights and remedies herein provided, and provided in the Financing Documents and in all other agreements, instruments, and documents delivered or to be delivered pursuant to any of the foregoing or the Obligations, are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

      (d) The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Pledge Agreement in any jurisdiction.

      (e) This Pledge Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. Notwithstanding the foregoing, Pledgor shall not have the right to assign or delegate any of its rights or obligations hereunder without the prior written consent of Pledgee, and any purported assignment or delegation in the absence of such consent shall be void.

      (f) This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

      (g) Pledgor recognizes that the Holders of the Notes have relied on the pledge and security interest granted herein by Pledgor in extending credit and making the financial accommodations to the Pledgor, and Pledgor agrees that such reliance by the Holders of the Notes shall be sufficient consideration for this pledge.

      (h) This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

      (i) The section headings used herein are for convenience only and shall not be read or construed as limiting the substance or generality of this Agreement.

      (j) All notices, requests, approvals, consents and other communications required or permitted to be made hereunder shall, except as otherwise provided, be in writing and may be


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delivered personally or sent by telegram, telecopy, facsimile, telex, first class mail or overnight courier, postage prepaid, to the parties addressed as follows:

            To Pledgor:             RainTree Healthcare Corporation
                                    15300 North 90th Street
                                    Suite 100
                                    Scottsdale, Arizona 85260

                                    With a copy to:

                                    Squire, Sanders & Dempsey L.L.P.
                                    Two Renaissance Square
                                    40 North Central Avenue, Suite 2700
                                    Phoenix, Arizona 85004
                                    Attn:  Christopher D. Johnson, Esq.

            To Pledgee:

                                    Norwest Bank Minnesota, National Association
                                    Corporate Trust Services
                                    Sixth & Marquette
                                    Minneapolis, Minnesota  55479-0069

      Such notices, requests and other communications sent as provided hereinabove shall be effective when received by the addressee thereof, unless sent by registered or certified mail, postage prepaid, in which case they shall be effective exactly three business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the day and first year first written above.

                                    RAINTREE HEALTHCARE CORPORATION
                                                          (PLEDGOR)

                                    By: _______________________________________
                                    Name:    Clayton Kloehr
                                    Title:   Senior Vice President - Finance
                                             and Treasurer


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
                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                                           (PLEDGEE)

                                    By:   _____________________________________
                                    Name: _____________________________________
                                    Title:_____________________________________


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
      Schedule 1 to Pledge Agreement dated January 31, 1999, from Raintree Healthcare Corporation to Norwest Bank Minnesota, National Association.

                              LIST OF PLEDGED STOCK

      NAME OF ISSUER              CLASS OF SHARES            NUMBER OF SHARES
      --------------              ---------------            ----------------
Quest Pharmacies, Inc., an        Common                  7,500 (Cert. No. 1)
Arizona corporation

Sunbelt Therapy Management        Common                 10,000 (Cert. No. C - 1)
Services, Inc., an Arizona
corporation



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                                    Exhibit A

                                IRREVOCABLE PROXY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint Norwest Bank Minnesota, National Association (the "Pledgee") and each of Pledgee's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of its shares of capital stock of Quest Pharmacies, Inc., an Arizona corporation ("Quest"), and Sunbelt Therapy Management Services, Inc., an Arizona corporation ("Sunbelt") (Quest and Sunbelt are hereinafter referred to as the "Corporation"), which the undersigned now or hereafter may own or hold, including, without limitation, the right, on behalf of the undersigned, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Articles of incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholder, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for (i) the consolidation merger or other consolidation with or into the Corporation, (ii) the sale of all or any part of the assets of the Corporation and/or (iii) the liquidation and dissolution of the corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as the undersigned might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that the undersigned's said attorneys shall do or cause to be done by virtue hereof.

      This Proxy is given to Pledgee and to its officers and employees in consideration of certain obligations of the Corporation and the undersigned to Pledgee, and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith with Pledgee. This Proxy is coupled with an interest, shall not be revocable or revoked by the undersigned, shall be binding upon successors and assigns of the undersigned until the payment in full of all of the indebtedness, obligations or liabilities to Pledgee of the Corporation, and may be exercised only after a default in payment of principal or interest when due of any such indebtedness or the occurrence of any other Event of Default as defined or specified in the Financing Documents, or other default or breach under the Obligations, referred to in the Pledge Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 31st day of January, 1999.

                                    RAINTREE HEALTHCARE CORPORATION

                                    By:   _____________________________________
                                    Name: _____________________________________
                                    Title:_____________________________________


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